UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 18, 2020

CROSSROADS LIQUIDATING TRUST

(Exact name of registrant as specified in its chapter)

Maryland	000-53504	82-6403908
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 N. 13th Street, #1100 Lincoln, Nebraska 68508 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code (402) 261-5345

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Crossroads Liquidating Trust (the “Liquidating Trust”) has reported that it has completed the disposition of its remaining portfolio investments via various secondary market transactions.

With the completion of the above-noted portfolio dispositions, the Liquidating Trust has no more portfolio interests and its only significant asset is cash.

The Liquidating Trust has also reported that (i) its trustees have approved a final cash distribution of $0.14989 per unit (the “Final Distribution”) to be paid on or about December 18, 2020 to the holders of beneficial interests in the Liquidating Trust as of December 16, 2020, and (ii) it intends to file a Certificate of Cancellation with the State of Maryland with an effective date of December 31, 2020.

As soon as practicable after its dissolution, the Liquidating Trust intends to file a Form 15 with the SEC reflecting the termination of its SEC reporting obligations.

On December 18, 2020, the Liquidating Trust issued a letter to its beneficiaries (the “Beneficiary Letter”) regarding the Final Distribution and termination of the Liquidating Trust. A copy of the Beneficiary Letter, is attached as Exhibit 99.1, and is incorporated herein by this reference.

While the Liquidating Trust’s affairs are being wound-down, the Liquidating Trust will continue to maintain its website which can be found at www.xroadscap.com. Further, the Trust will for a time continue to maintain the administrative information on its website, including the annual information statement to its beneficiaries with information for their tax returns, and any other updates that may be deemed necessary or advisable by the Liquidating Trust’s administrators.

Forward-Looking Statements

This periodic report on Form 8-K may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect Crossroads Liquidating Trust’s current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this Form 8-K. The reference to Crossroads Liquidating Trust’s website has been provided as a convenience, and the information contained on such website is not incorporated by reference into this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Beneficiary Letter dated December 18, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSROADS LIQUIDATING TRUST

Date: December 18, 2020	By:	/s/ Ben H. Harris
Ben H. Harris
Administrator